Exhibit 32(b)

Certification of Periodic Financial Report by
Chief Financial Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
and 18 U.S.C. § 1350

      I, Howard I. Atkins, Executive Vice President and Chief Financial Officer of Wells Fargo & Company (the “Company”), certify that:

(1)	The Company’s Annual Report on Form 10-K for the period ended December 31, 2004 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ HOWARD I. ATKINS

Howard I. Atkins
Executive Vice President and
Chief Financial Officer
Wells Fargo & Company
March 10, 2005

      A signed original of this written statement required by Section 906 has been provided to Wells Fargo & Company and will be retained by Wells Fargo & Company and furnished to the Securities and Exchange Commission or its staff upon request.